Exhibit 99.1

Brookline Bancorp Announces Third Quarter Results

Net Income of $11.6 million, EPS of $0.17

$10 million Stock Repurchase Program

BOSTON--(BUSINESS WIRE)--October 29, 2014--Brookline Bancorp, Inc. (NASDAQ: BRKL) (the “Company”) today announced net income of $11.6 million, or $0.17 per basic and diluted share, for the third quarter of 2014, compared to $10.0 million, or $0.14 per basic and diluted share, for the second quarter of 2014.

During the third quarter of 2014, the Company recorded $1.4 million in other income due to a settlement payment from an insurance carrier in relation to a 2012 litigation. Excluding this item, net income would have been $0.15 per basic and diluted share.

Paul Perrault, President and Chief Executive Officer of Brookline Bancorp, Inc., stated: "Thanks to our driven colleagues and our customer focused culture, I am pleased to announce that Brookline Bancorp delivered another excellent quarter with solid loan and deposit growth, as well as strong earnings and returns to our shareholders. The Company will continue to encounter fierce competition, but I am confident that the Company is poised to finish the year strong.”

BALANCE SHEET

Total assets of $5.7 billion at September 30, 2014 increased $130.5 million from June 30, 2014, and increased $392.9 million from December 31, 2013. The growth in total assets was driven by growth in the loan portfolio. At September 30, 2014, total loans and leases were $4.7 billion, representing an increase of $132.1 million from June 30, 2014, and an increase of $373.6 million from December 31, 2013. During the third quarter of 2014, total loans and leases grew 11.5 percent on an annualized basis. At September 30, 2014, the commercial real estate and commercial loan and lease portfolios totaled $3.5 billion, or 74.4 percent of total loans and leases, as compared to $3.4 billion, or 73.7 percent at June 30, 2014, and $3.2 billion, or 72.6 percent at December 31, 2013. Strong loan growth continued in our total commercial real estate and commercial loan and lease portfolios, which increased $133.0 million during the third quarter of 2014, or 15.7 percent on an annualized basis.

Cash, cash equivalents, and investment securities increased $7.4 million to $616.2 million, or 10.8 percent of total assets at September 30, 2014, as compared to $608.8 million, or 10.9 percent of total assets at June 30, 2014, and increased $30.8 million from $585.4 million, or 11.0 percent of total assets at December 31, 2013.

Total deposits of $3.9 billion at September 30, 2014 increased $28.1 million from June 30, 2014, and increased $54.2 million from December 31, 2013. Core deposits, which consist of demand checking, NOW, savings, and money market accounts, increased at a 2.8 percent annualized rate in the third quarter of 2014. The core deposit ratio remained constant at 76.7 percent at September 30, 2014 and June 30, 2014.

Total borrowings at September 30, 2014 were $1.1 billion, an increase of $91.9 million as compared to June 30, 2014, and an increase of $320.3 million as compared to December 31, 2013. During the three months ended September 30, 2014, the Company issued $75.0 million of 6.0% fixed-to-floating subordinated notes due September 15, 2029.

The ratio of stockholders’ equity to total assets was 11.06 percent at September 30, 2014, as compared to 11.23 percent at June 30, 2014 and 11.53 percent at December 31, 2013. The ratio of tangible stockholders’ equity to tangible assets was 8.63 percent at September 30, 2014, as compared to 8.73 percent at June 30, 2014 and 8.88 percent at December 31, 2013.

NET INTEREST INCOME

Net interest income increased $0.9 million to $47.3 million during the third quarter of 2014 from the linked quarter. The increase of $1.3 million in interest income from loans and leases was driven by an increase of $2.1 million due to volume offset by a decrease of $0.8 million due to lower interest rates. The increase in interest income from loans and leases was offset by a $0.3 million increase in interest expense from borrowed funds, primarily due to additional interest expense on the newly issued subordinated notes. The net interest margin decreased 7 basis points to 3.54 percent for the three months ended September 30, 2014.

PROVISION FOR LOAN LOSSES

The Company recorded a provision for loan and lease losses of $1.9 million for the quarter ended September 30, 2014, compared to $2.2 million during the second quarter of 2014. The decrease of $0.3 million quarter over quarter is due to an improvement in the credit characteristics of the equipment financing portfolio, partially offset by additional reserves required for the deterioration in the acquired portfolio and loan growth during the quarter.

Net charge-offs increased slightly to $0.8 million for the third quarter of 2014 compared to $0.7 million for the second quarter of 2014. The ratio of net charge-offs to average loans on an annualized basis remained constant at 0.07 percent for the third and second quarter of 2014.

The allowance for loan losses represented 1.12 percent of total loans and leases at September 30, 2014 and June 30, 2014. The allowance for loan losses related to originated loans and leases as a percentage of originated loans and leases was 1.26 percent at September 30, 2014, compared to 1.31 percent at June 30, 2014 due to improved credit quality slightly offset by loan volume.

NON-INTEREST INCOME

Non-interest income for the quarter ended September 30, 2014 increased $2.4 million to $5.7 million from the linked quarter. The increase was largely driven by a litigation settlement of $1.4 million, an increase in the loan fees of $0.5 million from back-to-back interest-rate swaps and an increase of $0.5 million in the gain on sales of loans and leases held-for sale.

NON-INTEREST EXPENSE

Non-interest expense for the quarter ended September 30, 2014 increased $0.7 million to $31.9 million from the linked quarter, principally driven by a $0.6 million increase in Supplemental Employee Retirement Plan expense due to a decrease in the discount rate.

RETURNS ON AVERAGE ASSETS AND AVERAGE EQUITY

The return on average assets increased during the third quarter of 2014 to 0.82 percent at September 30, 2014 from 0.73 percent for the second quarter of 2014. The return on average tangible assets increased to 0.84 percent for the third quarter of 2014 from 0.75 percent for the second quarter of 2014.

The return on average stockholders' equity increased during the third quarter of 2014 to 7.32 percent from 6.37 percent for the second quarter of 2014. The return on average tangible stockholders’ equity increased to 9.66 percent for the third quarter of 2014 from 8.44 percent for the second quarter of 2014.

ASSET QUALITY

Nonperforming loans and leases increased $0.2 million during the third quarter of 2014 to $17.3 million at September 30, 2014 from the linked quarter. The ratio of nonperforming loans and leases to total loans and leases remained unchanged at 0.37 percent at September 30, 2014 from the linked quarter. Nonperforming assets also increased $1.4 million during the third quarter of 2014 to $19.8 million, or 0.35 percent of total assets, at September 30, 2014 from the linked quarter.

DIVIDEND DECLARED

The Company’s Board of Directors approved a dividend of $0.085 per share. The dividend will be paid on November 28, 2014 to shareholders of record on November 14, 2014.

STOCK REPURCHASE

On October 29, 2014, the Board of Directors of the Company approved a stock repurchase program of up to $10.0 million of total outstanding shares of the Company’s common stock over a period of fourteen months ending on December 31, 2015. The shares may be repurchased from time to time in open market or negotiated transactions at prevailing market prices in accordance with federal securities laws.

CONFERENCE CALL

The Company will conduct a conference call/webcast at 1:30 PM Eastern Standard Time on Thursday, October 30, 2014 to discuss the results for the quarter, business highlights and outlook. The call can be accessed by dialing 877-504-4120 (United States) or 412-902-6650 (internationally). A recorded playback of the call will be available for one week following the call at 877-344-7529 (United States) or 412-317-0088 (internationally). The passcode for the playback is 10053487. The call will be available live and in a recorded version on the Company’s website under “Investor Relations” at www.brooklinebancorp.com.

ABOUT BROOKLINE BANCORP, INC.

Brookline Bancorp, Inc., a bank holding company with approximately $5.7 billion in assets and branch locations in Massachusetts and Rhode Island, is headquartered in Boston, Massachusetts and operates as the holding company for Brookline Bank, Bank Rhode Island, and First Ipswich Bank. The Company provides commercial and retail banking services and cash management and investment services to customers throughout Central New England. More information about Brookline Bancorp, Inc. and its banks can be found at the following websites: www.brooklinebank.com, www.bankri.com, and www.firstipswich.com.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. The Company’s actual results could differ materially from those projected in the forward-looking statements as a result of, among others, the risks outlined in the Company’s Annual Report on Form 10-K, as updated by its Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission ("SEC"). The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.

BASIS OF PRESENTATION

The Company's consolidated financial statements have been prepared in conformity with generally accepted accounting principles (“GAAP”) as set forth by the Financial Accounting Standards Board in its Accounting Standards Codification and through the rules and interpretive releases of the SEC under the authority of federal securities laws. Certain amounts previously reported have been reclassified to conform to the current period's presentation.

NON-GAAP FINANCIAL MEASURES

The Company uses certain non-GAAP financial measures, such as the allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases, tangible book value per common share and tangible stockholders’ equity to tangible assets, return on average tangible assets and return on average tangible stockholders' equity. These non-GAAP financial measures provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial services sector. A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Selected Financial Highlights (Unaudited)

	At and for the Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
	(Dollars In Thousands Except Share Data)
Earnings Data:
Net interest income	$47,324	$46,434	$47,734	$43,774	$43,412
Provision for credit losses	2,034	2,276	2,443	3,887	2,748
Non-interest income	5,656	3,290	5,124	3,907	3,456
Non-interest expense	31,924	31,222	33,576	31,320	29,556
Income before provision for income taxes	19,022	16,226	16,839	12,474	14,564
Net income attributable to Brookline Bancorp, Inc.	11,581	9,976	10,422	7,654	9,429

Performance Ratios:
Net interest margin (1)	3.54%	3.61%	3.82%	3.54%	3.56%
Interest-rate spread (1)	3.40%	3.47%	3.67%	3.38%	3.40%
Return on average assets	0.82%	0.73%	0.78%	0.58%	0.73%
Return on average tangible assets (non-GAAP)	0.84%	0.75%	0.80%	0.60%	0.75%
Return on average stockholders' equity	7.32%	6.37%	6.70%	4.95%	6.15%
Return on average tangible stockholders' equity (non-GAAP)	9.66%	8.44%	8.92%	6.61%	8.27%
Efficiency ratio	60.26%	62.79%	63.52%	65.69%	63.06%

Per Common Share Data:
Net income — Basic	$0.17	$0.14	$0.15	$0.11	$0.14
Net income — Diluted	0.17	0.14	0.15	0.11	0.13
Cash dividends declared	0.085	0.085	0.085	0.085	0.085
Book value per share (end of period)	9.03	8.98	8.88	8.79	8.80
Tangible book value per share (end of period) (non-GAAP)	6.86	6.79	6.68	6.57	6.57
Stock price (end of period)	8.55	9.37	9.42	9.55	9.40

Balance Sheet:
Total assets	$5,717,965	$5,587,486	$5,418,785	$5,325,106	$5,236,229
Total loans and leases	4,736,028	4,603,913	4,461,997	4,362,465	4,299,477
Total deposits	3,889,204	3,861,147	3,847,650	3,835,006	3,737,978
Brookline Bancorp, Inc. stockholders’ equity	632,400	627,663	620,799	613,867	614,811

Asset Quality:
Nonperforming assets	$19,785	$18,407	$19,430	$18,079	$16,738
Nonperforming assets as a percentage of total assets	0.35%	0.33%	0.36%	0.34%	0.32%
Allowance for loan and lease losses	$52,822	$51,686	$50,224	$48,473	$46,390
Allowance for loan and lease losses as a percentage of total loans and leases	1.12%	1.12%	1.13%	1.11%	1.08%
Net loan and lease charge-offs	$793	$720	$666	$1,676	$621
Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.07%	0.06%	0.06%	0.16%	0.06%

Capital Ratios:
Stockholders’ equity to total assets	11.06%	11.23%	11.46%	11.53%	11.74%
Tangible stockholders’ equity to tangible assets (non-GAAP)	8.63%	8.73%	8.87%	8.88%	9.03%

(1) Calculated on a fully tax-equivalent basis.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Balance Sheets (Unaudited)

	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
ASSETS	(In Thousands Except Share Data)
Cash and due from banks	$37,237	$58,962	$50,000	$37,148	$37,220
Short-term investments	50,901	20,771	22,936	55,357	58,195
Total cash and cash equivalents	88,138	79,733	72,936	92,505	95,415
Investment securities available-for-sale	527,516	528,586	527,073	492,428	480,402
Investment securities held-to-maturity	500	500	500	500	500
Total investment securities	528,016	529,086	527,573	492,928	480,902
Loans and leases held-for-sale	464	13,890	177	13,372	200
Loans and leases:
Commercial real estate loans:
Commercial real estate mortgage	1,610,592	1,545,483	1,505,674	1,461,985	1,400,769
Multi-family mortgage	630,852	631,371	632,122	627,933	599,601
Construction	161,279	137,731	136,679	113,705	118,090
Total commercial real estate loans	2,402,723	2,314,585	2,274,475	2,203,623	2,118,460
Commercial loans and leases:
Commercial	495,712	478,856	437,957	407,792	409,376
Equipment financing	576,541	552,489	529,670	513,024	513,345
Condominium association	49,600	45,608	43,810	44,794	43,205
Total commercial loans and leases	1,121,853	1,076,953	1,011,437	965,610	965,926
Indirect automobile loans	353,263	376,314	373,965	400,531	440,949
Consumer loans:
Residential mortgage	570,128	550,814	530,347	528,185	511,835
Home equity	274,762	270,203	261,836	257,461	254,888
Other consumer	13,299	15,044	9,937	7,055	7,419
Total consumer loans	858,189	836,061	802,120	792,701	774,142
Total loans and leases	4,736,028	4,603,913	4,461,997	4,362,465	4,299,477
Allowance for loan and lease losses	(52,822)	(51,686)	(50,224)	(48,473)	(46,390)
Net loans and leases	4,683,206	4,552,227	4,411,773	4,313,992	4,253,087
Restricted equity securities	74,804	71,446	66,559	66,559	66,627
Premises and equipment, net of accumulated depreciation	81,479	82,166	81,396	80,505	79,504
Deferred tax asset	29,168	27,799	29,319	31,710	34,322
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net of accumulated amortization	14,371	15,199	16,026	16,887	18,015
Other real estate owned and repossessed assets	2,463	1,246	1,290	1,578	1,319
Other assets	77,966	76,804	73,846	77,180	68,948
Total assets	$5,717,965	$5,587,486	$5,418,785	$5,325,106	$5,236,229
LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest-bearing deposits:
Demand checking accounts	$705,604	$716,883	$682,383	$707,023	$667,181
Interest-bearing deposits:
NOW accounts	220,766	209,682	212,877	210,602	204,164
Savings accounts	532,790	518,343	517,327	494,734	512,393
Money market accounts	1,522,612	1,516,023	1,517,290	1,487,979	1,403,881
Certificate of deposit accounts	907,432	900,216	917,773	934,668	950,359
Total interest-bearing deposits	3,183,600	3,144,264	3,165,267	3,127,983	3,070,797
Total deposits	3,889,204	3,861,147	3,847,650	3,835,006	3,737,978
Borrowed funds:
Advances from the FHLBB	1,027,211	1,005,644	855,915	768,773	784,740
Subordinated debentures and notes	82,763	9,201	9,182	9,163	9,143
Other borrowed funds	22,891	26,159	26,919	34,619	34,919
Total borrowed funds	1,132,865	1,041,004	892,016	812,555	828,802
Mortgagors’ escrow accounts	8,757	8,359	8,696	7,889	8,008
Accrued expenses and other liabilities	50,430	45,411	45,703	51,485	42,820
Total liabilities	5,081,256	4,955,921	4,794,065	4,706,935	4,617,608
Stockholders' equity:
Brookline Bancorp, Inc. stockholders’ equity:
Common stock, $0.01 par value; 200,000,000 shares authorized; 75,744,445 shares issued	757	757	757	757	757
Additional paid-in capital	616,997	617,709	617,978	617,538	616,968
Retained earnings, partially restricted	78,980	73,373	69,361	64,903	63,210
Accumulated other comprehensive (loss) income	(4,681)	(3,209)	(5,936)	(7,915)	(4,900)
Treasury stock, at cost;
5,035,956 shares, 5,144,807 shares, 5,171,985 shares, 5,171,985 shares, and 5,154,327 shares, respectively	(58,228)	(59,487)	(59,826)	(59,826)	(59,576)
Unallocated common stock held by ESOP;
261,453 shares, 271,524 shares, 281,595 shares, 291,666 shares, and 302,229 shares, respectively	(1,425)	(1,480)	(1,535)	(1,590)	(1,648)
Total Brookline Bancorp, Inc. stockholders’ equity	632,400	627,663	620,799	613,867	614,811
Noncontrolling interest in subsidiary	4,309	3,902	3,921	4,304	3,810
Total stockholders' equity	636,709	631,565	624,720	618,171	618,621
Total liabilities and stockholders' equity	$5,717,965	$5,587,486	$5,418,785	$5,325,106	$5,236,229

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$51,769	$50,433	$51,942	$48,573	$48,462
Debt securities	2,312	2,360	2,259	2,136	2,041
Marketable and restricted equity securities	520	539	449	301	298
Short-term investments	15	14	44	39	22
Total interest and dividend income	54,616	53,346	54,694	51,049	50,823
Interest expense:
Deposits	4,248	4,201	4,291	4,559	4,637
Borrowed funds	3,044	2,711	2,669	2,716	2,774
Total interest expense	7,292	6,912	6,960	7,275	7,411
Net interest income	47,324	46,434	47,734	43,774	43,412
Provision for credit losses	2,034	2,276	2,443	3,887	2,748
Net interest income after provision for credit losses	45,290	44,158	45,291	39,887	40,664
Non-interest income:
Deposit fees	2,352	2,204	1,959	2,188	1,989
Loan fees	601	124	436	474	296
Loss from investments in affordable housing projects	(543)	(539)	(504)	(318)	(558)
Gain on sales of loans and leases held-for-sale	538	54	602	11	116
Other	1,298	1,466	1,121	1,155	1,592
(Loss)/gain on sales of securities, net	—	(13)	—	397	—
(Loss)/gain on sale/disposals of premises and equipment, net	(2)	(6)	1,510	—	21
Litigation settlement	1,412	—	—	—	—
Total non-interest income	5,656	3,290	5,124	3,907	3,456
Non-interest expense:
Compensation and employee benefits	18,258	17,295	18,032	16,675	15,589
Occupancy	3,334	3,154	4,405	3,356	3,312
Equipment and data processing	4,193	4,348	4,377	4,476	4,061
Professional services	1,001	1,487	1,727	1,352	1,329
FDIC insurance	873	847	860	724	508
Advertising and marketing	745	776	665	807	758
Amortization of identified intangible assets	828	827	861	1,127	1,154
Other	2,692	2,488	2,649	2,803	2,845
Total non-interest expense	31,924	31,222	33,576	31,320	29,556
Income before provision for income taxes	19,022	16,226	16,839	12,474	14,564
Provision for income taxes	6,779	5,774	5,995	4,325	4,645
Net income before noncontrolling interest in subsidiary	12,243	10,452	10,844	8,149	9,919
Less net income attributable to noncontrolling interest in subsidiary	662	476	422	495	490
Net income attributable to Brookline Bancorp, Inc.	$11,581	$9,976	$10,422	$7,654	$9,429
Earnings per common share:
Basic	$0.17	$0.14	$0.15	$0.11	$0.14
Diluted	$0.17	$0.14	$0.15	$0.11	$0.13
Weighted average common shares outstanding during the period:
Basic	69,989,909	69,886,576	69,875,473	69,862,175	69,830,953
Diluted	70,088,987	70,012,377	69,983,999	69,951,683	69,913,765
Dividends declared per common share	$0.085	$0.085	$0.085	$0.085	$0.085

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Consolidated Statements of Income (Unaudited)

	Nine Months Ended September 30,
	2014	2013
	(In Thousands Except Share Data)
Interest and dividend income:
Loans and leases	$154,144	$148,525
Debt securities	6,931	5,827
Marketable and restricted equity securities	1,508	911
Short-term investments	73	72
Total interest and dividend income	162,656	155,335
Interest expense:
Deposits	12,740	14,214
Borrowed funds	8,424	8,677
Total interest expense	21,164	22,891
Net interest income	141,492	132,444
Provision for credit losses	6,753	7,042
Net interest income after provision for credit losses	134,739	125,402
Non-interest income:
Deposit Fees	6,515	5,984
Loan Fees	1,229	1,127
Loss from investments in affordable housing projects	(1,586)	(1,494)
Gain on sales of loans and leases held-for-sale	1,194	597
Other	3,817	3,708
Loss on sales of securities, net	(13)	—
Gain on sale/disposals of premises and equipment, net	1,502	—
Litigation settlement	1,412	—
Total non-interest income	14,070	9,922
Non-interest expense:
Compensation and employee benefits	53,585	48,586
Occupancy	10,893	9,260
Equipment and data processing	12,918	12,423
Professional services	4,215	4,343
FDIC insurance	2,580	2,378
Advertising and marketing	2,186	2,196
Amortization of identified intangible assets	2,516	3,496
Other	7,829	8,462
Total non-interest expense	96,722	91,144
Income before provision for income taxes	52,087	44,180
Provision for income taxes	18,548	15,156
Net income before noncontrolling interest in subsidiary	33,539	29,024
Less net income attributable to noncontrolling interest in subsidiary	1,560	1,292
Net income attributable to Brookline Bancorp, Inc.	$31,979	$27,732
Earnings per common share:
Basic	$0.46	$0.40
Diluted	$0.46	$0.40
Weighted average common shares outstanding during the period:
Basic	69,918,248	69,789,737
Diluted	70,029,383	69,860,722
Dividends declared per common share	$0.255	$0.255

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Asset Quality Analysis (Unaudited)

	At and for the Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
	(Dollars in Thousands)
NONPERFORMING ASSETS:
Loans and leases accounted for on a nonaccrual basis:
Commercial real estate mortgage	$3,174	$3,011	$1,814	$1,098	$1,137
Multi-family mortgage	299	—	—	—	664
Construction	—	—	—	—	—
Total commercial real estate loans	3,473	3,011	1,814	1,098	1,801

Commercial	6,071	6,383	6,350	6,148	4,747
Equipment financing	2,756	3,251	4,633	4,115	4,116
Condominium association	—	—	—	1	3
Total commercial loans and leases	8,827	9,634	10,983	10,264	8,866

Indirect automobile loans	474	325	378	259	195

Residential mortgage	2,636	2,384	3,138	2,875	2,738
Home equity	1,865	1,771	1,799	1,987	1,801
Other consumer	47	36	28	18	18
Total consumer loans	4,548	4,191	4,965	4,880	4,557

Total nonaccrual loans and leases	17,322	17,161	18,140	16,501	15,419

Other real estate owned	1,536	675	855	577	726
Other repossessed assets	927	571	435	1,001	593
Total nonperforming assets	$19,785	$18,407	$19,430	$18,079	$16,738

Loans and leases past due greater than 90 days and still accruing	$3,919	$6,653	$7,774	$10,913	$13,548

Troubled debt restructurings on accrual	15,174	12,396	11,532	12,759	12,158
Troubled debt restructurings on nonaccrual	5,609	5,992	6,764	5,589	5,905
Total troubled debt restructurings	$20,783	$18,388	$18,296	$18,348	$18,063

Nonperforming loans and leases as a percentage of total loans and leases	0.37%	0.37%	0.41%	0.38%	0.36%
Nonperforming assets as a percentage of total assets	0.35%	0.33%	0.36%	0.34%	0.32%

PROVISION AND ALLOWANCE FOR LOAN AND LEASE LOSSES:
Allowance for loan and lease losses at beginning of period	$51,686	$50,224	$48,473	$46,390	$44,281
Charge-offs	(1,136)	(1,196)	(1,050)	(2,193)	(903)
Recoveries	343	476	384	517	282
Net charge-offs	(793)	(720)	(666)	(1,676)	(621)
Provision for loan and lease losses	1,929	2,182	2,417	3,759	2,730
Allowance for loan and lease losses at end of period	$52,822	$51,686	$50,224	$48,473	$46,390

Allowance for loan and lease losses as a percentage of total loans and leases	1.12%	1.12%	1.13%	1.11%	1.08%
Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.26%	1.31%	1.33%	1.32%	1.31%

NET CHARGE-OFFS:
Commercial real estate loans	$64	$—	$—	$(9)	$7
Commercial loans and leases	348	578	300	803	157
Indirect automobile loans	208	55	185	419	396
Consumer loans	173	87	181	463	61
Total net charge-offs	$793	$720	$666	$1,676	$621

Net loan and lease charge-offs as a percentage of average loans and leases (annualized)	0.07%	0.06%	0.06%	0.16%	0.06%

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)

	Three Months Ended
	September 30, 2014			June 30, 2014			September 30, 2013
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$523,853	$2,312	1.77%	$527,411	$2,360	1.79%	$475,506	$2,047	1.72%
Marketable and restricted equity securities (2)	74,035	567	3.05%	68,543	602	3.52%	66,995	346	2.06%
Short-term investments	42,421	15	0.14%	36,850	14	0.16%	69,272	22	0.13%
Total investments	640,309	2,894	1.81%	632,804	2,976	1.88%	611,773	2,415	1.58%
Loans and Leases:
Commercial real estate loans (3)	2,357,921	25,984	4.37%	2,288,018	25,395	4.42%	2,088,450	24,021	4.56%
Commercial loans (3)	544,440	5,458	3.94%	504,572	5,246	4.12%	442,052	4,493	3.99%
Equipment financing (3)	563,918	9,664	6.84%	541,029	9,155	6.77%	489,127	8,343	6.79%
Indirect automobile loans (3)	371,123	2,929	3.13%	374,489	3,032	3.25%	460,927	4,172	3.59%
Residential mortgage loans (3)	570,505	5,087	3.54%	532,310	4,918	3.70%	507,616	4,866	3.81%
Other consumer loans (3)	284,206	2,818	3.93%	277,802	2,833	4.09%	262,442	2,762	4.17%
Total loans and leases	4,692,113	51,940	4.39%	4,518,220	50,579	4.46%	4,250,614	48,657	4.54%
Total interest-earning assets	5,332,422	54,834	4.08%	5,151,024	53,555	4.15%	4,862,387	51,072	4.16%
Allowance for loan and lease losses	(52,423)			(50,809)			(44,959)
Non-interest-earning assets	373,893			373,235			382,155
Total assets	$5,653,892			$5,473,450			$5,199,583

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$211,940	$43	0.08%	$208,859	$42	0.08%	$198,643	$42	0.08%
Savings accounts	513,912	299	0.23%	523,773	303	0.23%	512,205	315	0.24%
Money market accounts	1,534,552	1,957	0.51%	1,528,959	1,936	0.51%	1,377,495	2,040	0.59%
Certificates of deposit	900,751	1,949	0.86%	901,272	1,920	0.85%	957,494	2,240	0.93%
Total interest-bearing deposits	3,161,155	4,248	0.53%	3,162,863	4,201	0.53%	3,045,837	4,637	0.60%
Borrowings
Advances from the FHLBB	1,036,190	2,740	1.05%	892,770	2,602	1.17%	772,067	2,666	1.37%
Subordinated debentures and notes	21,257	292	5.45%	9,189	99	4.32%	9,130	82	3.60%
Other borrowed funds	25,385	12	0.18%	25,938	10	0.16%	35,196	26	0.28%
Total borrowings	1,082,832	3,044	1.12%	927,897	2,711	1.17%	816,393	2,774	1.35%
Total interest-bearing liabilities	4,243,987	7,292	0.68%	4,090,760	6,912	0.68%	3,862,230	7,411	0.76%
Non-interest-bearing liabilities:
Demand checking accounts	725,110			712,961			675,907
Other non-interest-bearing liabilities	48,236			39,219			44,832
Total liabilities	5,017,333			4,842,940			4,582,969
Brookline Bancorp, Inc. stockholders’ equity	632,506			626,371			612,866
Noncontrolling interest in subsidiary	4,053			4,139			3,748
Total liabilities and equity	$5,653,892			$5,473,450			$5,199,583
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		47,542	3.40%		46,643	3.47%		43,661	3.40%
Less adjustment of tax-exempt income		218			209			249
Net interest income		$47,324			$46,434			$43,412
Net interest margin (5)			3.54%			3.61%			3.56%
(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Average Yields / Costs (Unaudited)

	Nine Months Ended
	September 30, 2014			September 30, 2013
	Average Balance	Interest (1)	Average Yield/ Cost	Average Balance	Interest (1)	Average Yield/ Cost
	(Dollars in Thousands)
Assets:
Interest-earning assets:
Investments:
Debt securities (2)	$518,031	$6,935	1.79%	$478,110	$5,841	1.63%
Marketable and restricted equity securities (2)	69,869	1,666	3.18%	67,506	1,056	2.09%
Short-term investments	41,689	73	0.24%	58,872	72	0.16%
Total investments	629,589	8,674	1.84%	604,488	6,969	1.54%
Loans and Leases:
Commercial real estate loans (3)	2,291,952	77,081	4.46%	2,041,834	72,190	4.69%
Commercial loans (3)	507,612	15,397	4.01%	424,904	15,796	4.91%
Equipment financing (3)	543,691	29,856	7.33%	465,217	24,418	7.01%
Indirect automobile loans (3)	376,765	9,225	3.27%	493,898	13,611	3.68%
Residential mortgage loans (3)	545,275	14,814	3.63%	509,728	15,132	3.97%
Other consumer loans (3)	276,466	8,230	3.98%	263,762	7,886	4.00%
Total loans and leases	4,541,761	154,603	4.53%	4,199,343	149,033	4.72%
Total interest-earning assets	5,171,350	163,277	4.20%	4,803,831	156,002	4.32%
Allowance for loan and lease losses	(50,785)			(43,146)
Non-interest-earning assets	366,994			375,074
Total assets	$5,487,559			$5,135,759

Liabilities and Stockholders' Equity:
Interest-bearing liabilities:
Deposits:
NOW accounts	$209,029	$126	0.08%	$194,775	$128	0.09%
Savings accounts	515,433	905	0.23%	511,672	975	0.25%
Money market accounts	1,523,269	5,852	0.51%	1,336,093	6,136	0.61%
Certificates of deposit	909,647	5,857	0.86%	980,628	6,975	0.95%
Total interest-bearing deposits	3,157,378	12,740	0.54%	3,023,168	14,214	0.63%
Borrowings
Advances from the FHLBB	911,748	7,873	1.15%	761,927	8,303	1.46%
Subordinated debentures and notes	13,249	490	4.94%	9,682	337	4.64%
Other borrowed funds	26,849	61	0.30%	41,259	37	0.12%
Total borrowings	951,846	8,424	1.18%	812,868	8,677	1.43%
Total interest-bearing liabilities	4,109,224	21,164	0.69%	3,836,036	22,891	0.80%
Non-interest-bearing liabilities:
Demand checking accounts	702,411			641,749
Other non-interest-bearing liabilities	44,858			38,811
Total liabilities	4,856,493			4,516,596
Brookline Bancorp, Inc. stockholders’ equity	626,920			615,519
Noncontrolling interest in subsidiary	4,146			3,644
Total liabilities and equity	$5,487,559			$5,135,759
Net interest income (tax-equivalent basis) /Interest-rate spread (4)		142,113	3.51%		133,111	3.52%
Less adjustment of tax-exempt income		621			667
Net interest income		$141,492			$132,444
Net interest margin (5)			3.65%			3.68%
(1) Tax-exempt income on debt securities, equity securities and revenue bonds included in commercial real estate loans is included on a tax-equivalent basis.
(2) Average balances include unrealized gains (losses) on investment securities. Dividend payments may not be consistent and average yield on equity securities may vary from month to month.
(3) Loans on nonaccrual status are included in the average balances.
(4) Interest rate spread represents the difference between the yield on interest-earning assets and the cost of interest-bearing liabilities.
(5) Net interest margin represents net interest income (tax-equivalent basis) divided by average interest-earning assets.

BROOKLINE BANCORP, INC. AND SUBSIDIARIES
Non-GAAP Financial Information (Unaudited)

	At and for the Three Months Ended
	September 30, 2014	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013
	(Dollars in Thousands)

Net income, as reported	$11,581	$9,976	$10,422	$7,654	$9,429

Average total assets	$5,653,892	$5,473,450	$5,361,717	$5,287,482	$5,199,583
Less: Average goodwill and average identified intangible assets, net	152,755	153,577	154,447	155,439	156,607
Average tangible assets	$5,501,137	$5,319,873	$5,207,270	$5,132,043	$5,042,976

Return on average tangible assets (annualized)	0.84%	0.75%	0.80%	0.60%	0.75%

Average total stockholders’ equity	$632,506	$626,371	$621,764	$618,385	$612,866
Less: Average goodwill and average identified intangible assets, net	152,755	153,577	154,447	155,439	156,607
Average tangible stockholders’ equity	$479,751	$472,794	$467,317	$462,946	$456,259

Return on average tangible stockholders’ equity (annualized)	9.66%	8.44%	8.92%	6.61%	8.27%

Brookline Bancorp, Inc. stockholders’ equity	$632,400	$627,663	$620,799	$613,867	$614,811
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	14,371	15,199	16,026	16,887	18,015
Tangible stockholders' equity	$480,139	$474,574	$466,883	$459,090	$458,906

Total assets	$5,717,965	$5,587,486	$5,418,785	$5,325,106	$5,236,229
Less:
Goodwill	137,890	137,890	137,890	137,890	137,890
Identified intangible assets, net	14,371	15,199	16,026	16,887	18,015
Tangible assets	$5,565,704	$5,434,397	$5,264,869	$5,170,329	$5,080,324

Tangible stockholders’ equity to tangible assets	8.63%	8.73%	8.87%	8.88%	9.03%

Tangible stockholders' equity	$480,139	$474,574	$466,883	$459,090	$458,906

Number of common shares issued	75,744,445	75,744,445	75,744,445	75,744,445	75,744,445
Less:
Treasury shares	5,035,956	5,144,807	5,171,985	5,171,985	5,154,327
Unallocated ESOP shares	261,453	271,524	281,595	291,666	302,229
Unvested restricted shares	427,952	434,459	408,651	409,068	429,818
Number of common shares outstanding	70,019,084	69,893,655	69,882,214	69,871,726	69,858,071

Tangible book value per common share	$6.86	$6.79	$6.68	$6.57	$6.57

Allowance for loan and lease losses	$52,822	$51,686	$50,224	$48,473	$46,390
Less:
Allowance for acquired loans and leases losses	1,933	1,247	1,403	1,629	1,278
Allowance for originated loan and lease losses	$50,889	$50,439	$48,821	$46,844	$45,112

Total loans and leases	$4,736,028	$4,603,913	$4,461,997	$4,362,465	$4,299,477
Less:
Total acquired loans and leases	709,404	747,106	779,747	815,412	865,708
Total originated loans and leases	$4,026,624	$3,856,807	$3,682,250	$3,547,053	$3,433,769

Allowance for loan and lease losses related to originated loans and leases as a percentage of originated loans and leases	1.26%	1.31%	1.33%	1.32%	1.31%

CONTACT:
Brookline Bancorp, Inc.
Carl M. Carlson, 617-425-5331
Chief Financial Officer and Treasurer
ccarlson@brkl.com